UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

Montrose Environmental Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39394	46-4195044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5120 Northshore Drive
North Little Rock, Arkansas		72118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 501 900-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000004 par value per share	MEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2024, Montrose Environmental Group, Inc. (the “Parent Borrower”), Montrose Environmental Group Ltd. (the “Canadian Borrower” and together with the Parent Borrower, each, a “Borrower” and collectively, the “Borrowers”), and certain subsidiaries of the Parent Borrower acting as guarantors (the “Guarantors”) entered into the Fourth Amendment to Credit Agreement and Lender Joinder Agreement (the “Fourth Amendment”), which amends the Credit Agreement, dated April 27, 2021, which was previously amended by the First Amendment to Credit Agreement, dated August 30, 2022, the Second Amendment to Credit Agreement, dated May 26, 2023, and the Third Amendment to Credit Agreement and Appointment of Successor Administrative Agent (collectively, the “Credit Agreement”). Capitalized terms used in the description below but not defined herein have the meanings given to such terms in the Credit Agreement or Fourth Amendment, as applicable.

Among other things, in the Fourth Amendment, the Parent Borrower:

•
increased the revolving commitments by $50.0 million and, as a result of such increase, the size of the revolving credit facility is now in the aggregate principal amount of $175.0 million;
•
incurred the fourth amendment term loan in the aggregate principal amount of $50.0 million, the proceeds of which will be used to finance working capital and for other general corporate purposes; and

The Fourth Amendment was entered into by and among the Borrowers, the Guarantors, the Existing Lenders, the Incremental Lenders, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1

Fourth Amendment to Credit Agreement and Lender Joinder Agreement, dated February 14, 2024, among Montrose Environmental Group, Inc., Montrose Environmental Group Ltd., the Guarantors (defined therein) party thereto, each financial institution party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer.

10.4.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montrose Environmental Group, Inc.

Date:	2/20/2024	/s/ Allan Dicks
Allan Dicks Chief Financial Officer